Barings Corporate Investors

Report for the Three Months Ended March 31, 2024

Adviser
Barings LLC
300 S Tryon St., Suite 2500
Charlotte, NC 28202
Independent Registered Public Accounting Firm
KPMG LLP
Boston, Massachusetts 02110
Counsel to the Trust
Ropes & Gray LLP
Boston, Massachusetts 02111
Custodian
State Street Bank and Trust Company
Boston, Massachusetts 02110

Transfer Agent & Registrar
SS&C Global Investor & Distribution Solutions, Inc., formerly known as DST System, Inc. ("SS&C GIDS")
P.O. Box 219086
Kansas City, Missouri 64121-9086
1-800-647-7374
Internet Website
https://www.barings.com/mci

Barings Corporate Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy
Barings Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.
The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.
The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.
Form N-PORT
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at https://www.barings.com/mci; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at https://www.barings.com/mci; and (2) on the SEC’s website at http://www.sec.gov.
Legal Matters
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.
The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Corporate Investors
TO OUR SHAREHOLDERS
April 30, 2024

We are pleased to present the March 31, 2024, Quarterly Report of Barings Corporate Investors (the “Trust”).

PORTFOLIO PERFORMANCE

The Board of Trustees declared a quarterly dividend of $0.39 per share, payable on June 14, 2024, to shareholders of record on May 31, 2024. This represents an increase of $0.01 per share or 2.6% over the previous dividend of $0.38 per share and the seventh consecutive quarterly increase. The Trust earned $0.40 per share of net investment income, net of taxes, for the first quarter of 2024, compared to $0.36 per share in the previous quarter. The increase in net investment income was predominantly related to $0.04 per share of excise tax expense in the fourth quarter, while core earnings were flat as base rates leveled off in the first quarter.

	March 31, 2024(1)(2)	December 31, 2023(1)	% Change
Quarterly Dividend per share	0.39(3)	0.38	2.6%
Net Investment Income(4)	$8,072,939	$7,379,615	9.4%
Net Assets	$350,763,288	$339,826,094	3.2%
Net Assets per share(5)	$17.28	$16.77	3.0%
Share Price	$17.19	$18.43	(6.7)%
Dividend Yield at Share Price	9.1%	8.2%	11.0%
(Discount) / Premium	(0.5)%	9.9%
(1) Past performance is no guarantee of future results
(2) Figures are unaudited
(3) Payable on June 14, 2024
(4) Figures are shown net of excise tax
(5) Based on shares outstanding at the end of the period of 20,261,719 as of 12/31/2023 and 20,298,644 as of 3/31/2024, respectively.

•Quarterly total returns at March 31, 2024, and December 31, 2023, were 3.0% and 2.7%, respectively. Longer term, the Trust returned 11.5%, 10.5%, 10.3%, 10.0% and 11.3% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends
•The Trust’s average quarter-end (discount) / premium for the 1, 3, 5 and 10-year periods was (2.3)%, (9.0)%, (7.4)%, and (0.25)% respectively
•U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the Credit Suisse Leveraged Loan Index, returned 1.5% and 2.5% for the quarter, respectively

PORTFOLIO BENEFITS

•We believe the Trust benefits from being part of the larger Barings North American Private Finance (“NAPF”) platform, which as of March 31, 2024, has over 30 years of experience and had commitments of over $26 billion to private credit.
•The NAPF platform has provided two primary benefits to the Trust: Direct deal origination and credit underwriting. NAPF has served as the Lead or Co-Lead on over 80% of its originated transactions and has a senior loan loss rate of 0.03% since inception. The benefit of being the Lead or Co-Lead lender is the ability to lead negotiations on terms and have influence over the credit agreement.
•The Trust has continued to benefit from NAPF’s strong origination relationships with private equity sponsors. Every private placement investment in the portfolio was directly originated by Barings via a sponsor (without a financial intermediary), where one hundred percent of the economics are passed through to investors.
•The Trust has consistently generated a stable dividend yield for investors, which to date has been paid exclusively from investment income and capital gains – no return of capital, all while employing a limited amount of leverage 0.09x.
•The Trust continues to invest in what we believe are high-quality companies in defensive sectors and remains well diversified with 33 different industries across 157 assets, where over 65% of those investments are first lien senior secured loans that we believe provide strong risk adjusted returns. The Trust continues to invest in senior subordinated debt when we believe the risk adjusted return is appropriate. Approximately 13% of the market value of the Trust was equity, generating ~$23.2 million ($1.14 per share) in unrealized appreciation as of March 31, 2024.

PORTFOLIO ACTIVITY

Consistent with the stated investment objective of the Trust, we continued to search for relative value across the capital structure of potential investments that provide current yield with an opportunity for capital gains. The Trust closed eight new private placement investments and add-on investments to 29 existing portfolio companies during the first quarter of 2024. The total amount invested by the Trust in these transactions was $23.5 million.

PORTFOLIO LIQUIDITY

The Trust maintained a liquidity position comprised of a combination of its available cash balance and short-term investments of $7.9 million or 2.0% of total assets, in addition to a low leverage profile at 0.09x as of March 31, 2024. Given the migration of the portfolio towards more senior secured investments, the Trust increased its revolving credit facility with MassMutual to a total commitment of $45.0 million (See Note 4). This increased facility coupled with the current cash balance provides liquidity to support our current portfolio companies as well as invest in new portfolio companies. As always, the Trust continues to benefit from strong relationships with our carefully chosen financial sponsor partners. These relationships provide clear benefits to the portfolio companies including potential access to additional capital if needed and strategic thinking to compliment a company’s management team. High-quality and timely information about portfolio companies, which is only available in a private market setting, allows us to work constructively with financial sponsors and maximize the portfolio companies’ long-term health and value.

The Trust’s recently announced dividend of $0.39 per share is the seventh consecutive quarterly dividend increase. With more than 65% of the Trust in first lien floating rate loans, the Trust's net investment income has increased as interest rates have risen. We believe the increase in interest rates coupled with the overall strong credit quality of the Trusts supports the increase in the quarterly dividend. In determining the quarterly dividend, the Board of Trustees seeks to ensure that the Trust will be able to pay sustainable dividends over the long term.
Thank you for your continued interest in and support of Barings Corporate Investors.

Sincerely,
Christina Emery
President

Barings Corporate Investors

Portfolio Composition as of 03/31/24*

Public Bank Loans
1.0%
Public Equity
—%
Cash & Short-Term
Investments
2.1%
Private Debts
5.4%
Private / Restricted
Equity
13.3%
Private Bank Loans
78.2%

Cash & Short-Term Investments 2.1%
Equity 13.3%
Fixed Rate 11.7%
Floating Rate 73.0%

* Based on market value of total investments
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Hypothetical growth of $10,000 Investment (unaudited)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$24,727
$15,446
3/31/2014
3/31/2015
3/31/2016
3/31/2017
3/31/2018
3/31/2019
3/31/2020
3/31/2021
3/31/2022
3/31/2023
3/31/2024
Barings Corporate Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns March 31, 2024	1 Year	5 Year	10 Year
Barings Corporate Investors	33.02%	10.20%	9.48%
Bloomberg Barclays U.S. Corporate High Yield Index	11.15%	4.21%	4.44%
Data for Barings Corporate Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Barings Corporate Investors
March 31, 2024
(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value	$361,078,037
(Cost - $ 343,066,466)
Corporate restricted securities - rule 144A securities at fair value	9,674,035
(Cost - $ 10,125,563)
Corporate public securities at fair value	4,065,159
(Cost - $ 4,920,617)

Total investments (Cost - $ 358,112,646)	374,817,231
Cash	7,907,033
Foreign currencies (Cost - $ 14,921)	13,941
Dividend and interest receivable	4,098,511
Receivable for investments sold	854,878
Other assets	258,669
Total assets	387,950,263

Liabilities:
Note payable	30,000,000
Credit facility (net of deferred financing fees)	4,821,697
Investment advisory fee payable	1,096,135
Deferred tax liability	736,765
Interest payable	177,112
Accrued expenses	355,266
Total liabilities	37,186,975
Commitments and Contingencies (See Note 7)
Total net assets	$350,763,288
Net Assets:
Common shares, par value $1.00 per share	$20,298,644
Additional paid-in capital	277,619,814
Total distributable earnings	52,844,830
Total net assets	$350,763,288
Common shares issued and outstanding (28,054,782 authorized)	20,298,644
Net asset value per share	$17.28

See Notes to Consolidated Financial Statements 5

CONSOLIDATED STATEMENT OF OPERATIONS Barings Corporate Investors
For the three months ended March 31, 2024
(Unaudited)

Investment Income:
Interest	$9,907,301
Dividends	40,866
Other	114,119
Total investment income	10,062,286
Expenses:
Investment advisory fees	1,096,135
Interest and other financing fees	551,276
Trustees’ fees and expenses	102,600
Professional fees	131,951
Reports to shareholders	69,000
Custodian fees	8,400
Other	29,985
Total expenses	1,989,347
Investment income - net	8,072,939
Income tax, including excise tax benefit	—
Net investment income after taxes	8,072,939
Net realized and unrealized gain on investments and foreign currency:
Net realized gain on investments before taxes	1,769,662
Income tax benefit	975
Net realized gain on investments after taxes	1,770,637
Net increase in unrealized appreciation of investments before taxes	552,695
Net decrease in unrealized appreciation of foreign currency translation before taxes	(366)
Deferred income tax benefit (expense)	(102,321)
Net increase in unrealized appreciation of investments and foreign currency transactions after taxes	450,008
Net gain on investments and foreign currency	2,220,645
Net increase in net assets resulting from operations	$10,293,584

See Notes to Consolidated Financial Statements 6

CONSOLIDATED STATEMENT OF CASH FLOWS Barings Corporate Investors
For the three months ended March 31, 2024
(Unaudited)

Net decrease in cash & foreign currencies:
Cash flows from operating activities:
Purchases of portfolio securities	(26,334,548)
Proceeds from disposition of portfolio securities	26,875,905
Interest, dividends and other income received	10,878,849
Interest expenses paid	(572,940)
Operating expenses paid	(2,350,322)
Income taxes paid	(899,026)
Net cash provided by operating activities	7,597,918
Cash flows from financing activities:
Repayments under credit facility	(7,500,000)
Cash dividends paid from net investment income	(7,699,453)
Receipts for shares issued on reinvestment of dividends	643,610
Financing fees paid	9,445
Net cash used for financing activities	(14,546,398)
Net decrease in cash & foreign currencies	(6,948,480)
Cash & foreign currencies - beginning of period	14,869,820
Effects of foreign currency exchange rate changes on cash and cash equivalents	(366)
Cash & foreign currencies - end of period	$7,920,974
Reconciliation of net increase in net assets to net cash provided by operating activities:
Net increase in net assets resulting from operations	$10,293,584
Increase in investments	(6,062,097)
Decrease in interest receivable	1,588,589
Increase in receivable for investments sold	(36,490)
Decrease in payment-in-kind non-cash income received	2,586,341
Decrease in amortization	887,458
Decrease in other assets	71,762
Decrease in tax payable	(900,000)
Increase in deferred tax liability	102,320
Decrease in investment advisory fee payable	(1,046,907)
Decrease in interest payable	(21,664)
Increase in accrued expenses	134,656
Total adjustments to net assets from operations	(2,696,032)
Effects of foreign currency exchange rate changes on cash and cash equivalents	366
Net cash provided by operating activities	$7,597,918

See Notes to Consolidated Financial Statements 7

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Barings Corporate Investors

	For the three months ended 03/31/2024 (Unaudited)	For the year ended 12/31/2023
Increase / (decrease) in net assets:
Operations:
Investment income - net	$8,072,939	$32,631,730
Net realized gain / (loss) on investments and foreign currency after taxes	1,770,637	(1,447,280)
Net change in unrealized appreciation / (depreciation) of investments and foreign currency after taxes	450,008	5,774,586

Net increase in net assets resulting from operations	10,293,584	36,959,036

Increase from common shares issued on reinvestment of dividends	643,610	—

Dividends to shareholders from:
Net investment income	—	(28,771,641)

Total increase / (decrease) in net assets	10,937,194	8,187,395

Net assets, beginning of period/year	339,826,094	331,638,699

Net assets, end of period/year	$350,763,288	$339,826,094

See Notes to Consolidated Financial Statements 8

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS Barings Corporate Investors

Selected data for each share of beneficial interest outstanding:

	For the three months ended 03/31/2024 (Unaudited)	For the years ended December 31,
		2023	2022	2021	2020	2019
Net asset value: Beginning of period / year	$16.77	$16.37	$16.68	$15.04	$15.24	$14.50
Net investment income (a)	0.40	1.61	1.03	0.93	1.20	1.11
Net realized and unrealized gain / (loss) on investments	0.11	0.21	(0.32)	1.67	(0.44)	0.82
Total from investment operations	0.51	1.82	0.71	2.60	0.76	1.93
Dividends from net investment income to common shareholders	—	(1.42)	(0.88)	(0.96)	(0.96)	(1.20)
Dividends from realized gain on investments to common shareholders	—	—	(0.14)	—	—	—
Increase from dividends reinvested	—	—	—	—	—	0.01
Total dividends	—	(1.42)	(1.02)	(0.96)	(0.96)	(1.19)
Net asset value: End of period / year	$17.28	$16.77	$16.37	$16.68	$15.04	$15.24
Per share market value: End of period / year	$17.19	$18.43	$13.96	$15.98	$13.18	$16.86
Total investment return
Net asset value (b)	3.04%	11.62%	4.34%	17.57%	5.36%	13.71%
Market value (b)	(6.73%)	43.84%	(5.66%)	29.13%	(15.95%)	23.77%
Net assets (in millions): End of period / year	$350.76	$339.83	$331.64	$338.04	$304.68	$308.25
Ratio of total expenses to average net assets (c)	2.31% (d)	2.57%	2.33%	2.78%	1.53%	2.33%
Ratio of operating expenses to average net assets	1.67% (d)	1.65%	1.58%	1.61%	1.54%	1.57%
Ratio of interest expense to average net assets	0.64% (d)	0.61%	0.51%	0.33%	0.35%	0.35%
Ratio of income tax expense to average net assets	0.00% (d)	0.31%	0.24%	0.84%	(0.36)%	0.42%
Ratio of net investment income to average net assets	9.39% (d)	9.56%	6.17%	5.84%	8.17%	7.41%
Portfolio turnover	7%	12%	12%	45%	33%	21%
(a)    Calculated using average shares.
(b)    Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(c)    Total expenses include income tax expense.
(d)    Annualized.

	For the three months ended 03/31/2024 (Unaudited)	For the years ended December 31,
Senior borrowings:		2023	2022	2021	2020	2019
Total principal amount (in millions)	$35	$43	$46	$38	$30	$30
Asset coverage per $1,000 of indebtedness	$11,073	$8,996	$8,210	$9,896	$11,156	$11,275

See Notes to Consolidated Financial Statements 9

Consolidated Schedule of Investments Barings Corporate Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 105.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.94%: (C)

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
10.18% Term Loan due 06/24/2025 (SOFR+ 4.750%)	$4,836,274	*	$4,813,893	$4,836,274
* 07/01/19 and 12/09/20.

Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
10.72% First Lien Term Loan due 03/31/2028 (SOFR + 5.250%) (G)	$971,906	04/05/22	937,779	922,243
Limited Liability Company Unit (B)	17,505 uts.	12/01/22	17,505	17,155
			955,284	939,398
AdaCore Inc
A provider of a software development toolkit that helps software developers to write code for embedded systems using a number of programming languages, including Ada, C/C++, Rust, and SPARK.
11.56% First Lien Term Loan due 03/13/2030 (SOFR + 6.250%) (G)	$2,435,162	03/13/24	$1,591,508	$1,590,980

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	—
* 12/07/12, 07/11/13 and 06/30/15.

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	1,556 uts.	10/01/21	50,720	124,438
Limited Liability Company Unit Class A (B) (F)	401 uts.	10/01/21	13,103	32,094
Limited Liability Company Unit Class B (B) (F)	1,556 uts.	10/01/21	1,630	—
Limited Liability Company Unit Class B (B) (F)	401 uts.	10/01/21	420	—
			65,873	156,532
Aero Accessories
A fuel system, hydraulic, pneumatic and power generation system aftermarket services provider.
11.06% Incremental Term Loan due 11/08/2028 (SOFR + 5.750%)	$2,004,167	02/15/24	1,955,396	1,954,063
11.06% Term Loan due 11/01/2029 (SOFR + 5.750%) (G)	$494,792	11/01/22	401,660	399,088
			2,357,056	2,353,151
AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
12.93% Second Lien Term Loan due 04/06/2029 (SOFR + 7.500%)	$3,387,097	04/06/21	3,339,342	3,367,791
Limited Liability Company Unit (B)	113 uts.	04/06/21	112,903	173,974
			3,452,245	3,541,765

See Notes to Consolidated Financial Statements 10

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 105.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.94%: (C)

Americo Chemical Products
A provider of customized specialty chemical solutions and services for pretreatment of metal surfaces and related applications.
10.83% First Lien Term Loan due 04/28/2029 (SOFR + 5.500%) (G)	$1,273,333	04/28/23	$996,864	$1,023,774
Limited Liability Company Unit (B) (F)	46,734 uts.	04/28/23	46,734	49,538
			1,043,598	1,073,312
AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	273 uts.	10/04/12	272,727	211,011

Amtech Software
A provider of enterprise resource planning software and technology solutions for packaging manufacturers.
11.06% Incremental Term Loan due 11/02/2028 (SOFR + 5.750%)	$1,747,682	03/29/24	1,712,790	1,712,728
11.06% First Lien Term Loan due 11/02/2027 (SOFR + 5.750%) (G)	$1,752,318	11/02/21	1,408,839	1,395,863
			3,121,629	3,108,591
Applied Aerospace Structures Corp.
A leading provider of specialized large-scale composite and metal-bonded structures for platforms in the aircraft, space, and land/sea end markets.
11.59% Term Loan due 11/22/2028 (SOFR + 6.250%) (G)	$478,629	12/01/22	402,956	418,254
Limited Liability Company Common Unit (B)	18 uts.	12/01/22	18,000	24,427
			420,956	442,681
ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
10.18% Term Loan due 07/15/2027 (SOFR + 4.750%) (G)	$780,895	07/15/22	727,304	735,567
Limited Liability Company Unit (B) (F)	1,070 uts.	07/15/22	22,442	31,322
			749,746	766,889
ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13.00% (1.00% PIK) Senior Subordinated Note due 12/31/2024	$1,849,147	11/19/15	1,848,937	1,682,724
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	31,542
			2,074,237	1,714,266
Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
11.46% Term Loan due 10/31/2024 (SOFR+ 6.000%)	$3,600,500	10/30/18	3,593,503	3,492,485

Aurora Parts & Accessories LLC (d.b.a Hoosier)
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	425 shs.	08/17/15	424,875	424,875
Common Stock (B)	425 shs.	08/17/15	425	536,448
			425,300	961,323
See Notes to Consolidated Financial Statements 11

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 105.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.94%: (C)

BBB Industries LLC
A supplier of remanufactured and new parts to the North American automotive aftermarket.
14.31% Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$909,091	07/25/22	$880,364	$896,363
Limited Liability Company Unit (B)	91 uts.	07/25/22	91,000	97,092
			971,364	993,455
Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
10.69% First Lien Term Loan due 11/19/2027 (SOFR + 5.250%) (G)	$2,774,075	11/30/21	2,215,302	2,249,075
12.00% HoldCo PIK Note due 05/19/2028	$774,008	11/30/21	766,498	759,302
Limited Liability Company Unit (B)	89,744 uts.	11/30/21	89,744	140,000
			3,071,544	3,148,377
Blue Wave Products, Inc.
A distributor of pool supplies.
Common Stock (B)	114,894 shs.	10/12/12	114,894	136,724
Warrant, exercisable until 2024, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	53,673
			160,380	190,397
Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK)	365 shs.	07/18/22	387,846	353,955

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
11.21% Term Loan due 10/14/2027 (SOFR + 5.750%) (G)	$2,910,483	10/14/21	2,837,446	2,828,440
Limited Liability Company Unit (B) (F)	232,701 uts.	10/14/21	232,701	211,758
			3,070,147	3,040,198
Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
11.08% Term Loan due 10/04/2024 (SOFR + 5.750%)	$1,631,521	10/03/18	1,626,635	1,608,680

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
10.21% First Lien Term Loan due 04/30/2025 (SOFR + 4.750%)	$2,155,274	05/14/18	2,143,750	2,116,479
10.72% Incremental Term Loan due 05/26/2026 (SOFR + 5.250%)	$918,705	10/02/23	900,083	911,356
			3,043,833	3,027,835

See Notes to Consolidated Financial Statements 12

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 105.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.94%: (C)

CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
11.82% Term Loan due 12/10/2028 (SOFR + 6.250%) (G)	$4,909,430	12/13/21	$4,372,043	$4,339,748

California Custom Fruits & Flavors
Develops and manufactures value-added, custom-formulated processed fruit and flavor bases for various customers across the Private Label, Branded, Direct Grocery, and Food-Service channels.
10.75% Term Loan due 02/11/2030 (SOFR + 5.750%) (G)	$913,232	02/26/24	400,594	400,300
Limited Liability Company Unit (B)	25 uts.	02/26/24	25,000	25,000
			425,594	425,300
Cascade Services
A residential services platform that provides HVAC repair and replacement work for single-family homes in southern geographies.
10.58% First Lien Term Loan due 09/30/2029 (SOFR + 5.250%) (G)	$1,997,316	10/4/2023	1,215,609	1,257,439

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
11.65% Term Loan due 12/27/2027 (SOFR + 6.000%) (G)	$1,937,519	12/28/21	1,764,106	1,755,016
Limited Liability Company Unit (B) (F)	24,016 uts.	07/22/22	25,331	24,736
			1,789,437	1,779,752
CJS Global
A janitorial services provider focused on high end restaurants in NYC, Florida, and Texas.
11.16% Term Loan due 03/10/2029 (SOFR + 5.750%) (G)	$1,684,848	03/20/23	1,158,211	1,166,808
Limited Liability Company Unit (B)	606,358 uts.	03/20/23	293,969	497,241
			1,452,180	1,664,049
Cleaver-Brooks, Inc.
A manufacturer of full suite boiler room solutions.
10.83% Term Loan due 07/14/2028 (SOFR + 5.500%) (G)	$1,172,565	07/18/22	1,017,398	1,034,171
11.00% HoldCo PIK Note due 07/14/2029	$218,312	07/18/22	215,262	217,003
			1,232,660	1,251,174
Cloudbreak
A language translation and interpretation services provider to approximately 970 hospitals and outpatient clinics across the U.S.
11.07% Term Loan due 03/15/2030 (SOFR + 5.750%) (G)	$1,904,762	03/15/24	1,222,592	1,222,222
Limited Liability Company Unit Class A (B) (F)	117 shs.	03/15/24	117,000	117,000
Limited Liability Company Unit Class B (B) (F) (I)	117 shs.	03/15/24	—	—
			1,339,592	1,339,222
CloudWave
A provider of managed cloud hosting and IT services for hospitals.
10.96% Term Loan due 01/04/2027 (SOFR + 6.000%)	$3,285,484	01/29/21	3,250,631	3,285,484
Limited Liability Company Unit (B) (F)	112,903 uts.	01/29/21	112,903	207,742
			3,363,534	3,493,226

See Notes to Consolidated Financial Statements 13

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 105.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.94%: (C)

Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
10.66% Incremental Term Loan due 02/14/2028 (SOFR + 5.250%)	$1,579,887	*	$1,545,143	$1,547,658
10.66% Term Loan due 12/28/2027 (SOFR+ 5.250%) (G)	$1,744,003	02/14/22	1,556,215	1,543,121
Preferred Stock (B)	66 shs.	02/14/22	72,216	124,391
* 12/30/22 and 09/13/23.			3,173,574	3,215,170
Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
12.08% Term Loan due 04/17/2027 (SOFR + 6.750%, 10.00% Cash)	$4,081,878	*	4,027,524	4,055,753
Limited Liability Company Unit B (B)	13,449 uts.	04/23/20	—	71,551
* 04/23/20, 10/30/20 and 11/18/20.			4,027,524	4,127,304
Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 10/16/2025	$2,676,387	04/15/22	2,653,223	2,582,713
Limited Liability Company Unit (B) (F)	322,599 uts.	04/19/22	875,000	1,016,188
			3,528,223	3,598,901
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
10.43% First Lien Term Loan due 04/19/2028 (SOFR + 5.000%) (G)	$1,425,699	04/15/22	1,296,704	1,289,995

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
10.54% Term Loan due 01/31/2025 (SOFR + 5.000%)	$1,206,087	01/30/20	1,202,102	1,074,623
10.54% Incremental Term Loan due 01/31/2027 (SOFR + 5.000%)	$159,954	09/14/23	157,277	142,519
Limited Liability Company Unit (B) (F)	3,497 uts.	*	140,032	332
* 01/30/2020, 03/05/21 and 09/14/23.			1,499,411	1,217,474

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
11.07% Term Loan due 12/22/2026 (SOFR + 5.750%) (G)	$3,006,354	12/22/20	2,886,556	2,759,310

DataServ
A managed IT services provider serving Ohio’s state, local, and education (“SLED”) market (79% of FY21 Revenue), as well as small and medium-sized businesses (“SMB”, 8%) and enterprise clients (13%).
10.97% First Lien Term Loan due 09/30/2028 (SOFR + 5.500%) (G)	$474,977	11/02/22	370,796	373,171
Preferred Stock (B)	19,231 shs.	11/02/22	19,231	19,423
			390,027	392,594
See Notes to Consolidated Financial Statements 14

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 105.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.94%: (C)

Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
11.68% Term Loan due 12/28/2026 (SOFR + 6.250%) (G)	$3,012,280	12/29/21	$2,604,927	$2,577,221
11.68% Incremental Term Loan due 12/28/2026 (SOFR + 6.250%)	$240,177.00	07/31/23	235,354	235,278
11.68% Incremental Term Loan due 12/28/2026 (SOFR + 6.250%)	$534,653.00	12/21/23	523,726	523,747
Common Stock (B)	4,483 shs.	12/29/21	190,909	166,671
			3,554,916	3,502,917
Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
Limited Liability Company Unit (B) (F)	748,287 uts.	*	748,548	703,390
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.

DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
10.96% Senior Term Loan 09/30/2027 (SOFR + 5.500%)	$3,267,287	10/01/21	3,229,184	3,260,752
Limited Liability Company Unit (B) (F)	148,791 uts.	10/01/21	148,936	141,352
			3,378,120	3,402,104
Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
11.15% First Lien Term Loan due 07/01/2027 (SOFR + 5.750%)	$3,450,912	07/20/21	3,409,862	3,450,912

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
12.43% Second Lien Term Loan due 11/05/2029 (SOFR + 7.000%)	$3,407,080	11/22/21	3,365,019	3,328,717
Limited Liability Company Unit (B)	93 uts.	11/22/21	92,920	83,180
			3,457,939	3,411,897
EFC International
A St. Louis-based global distributor (40% of revenue ex-US) of branded, highly engineered fasteners and specialty components.
11.00% (2.5% PIK) Term Loan due 02/28/2030	$1,964,527	03/01/23	1,915,796	1,926,808
Limited Liability Company Unit (B) (F)	410 uts.	03/01/23	576,923	847,867
			2,492,719	2,774,675
EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
10.94% Term Loan due 12/30/2027 (SOFR + 5.500%) (G)	$1,958,286	12/30/21	1,824,314	1,838,977

See Notes to Consolidated Financial Statements 15

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 105.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.94%: (C)

Electric Power Systems International, Inc.
A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
11.21% Term Loan due 04/19/2028 (SOFR + 5.750%) (G)	$2,441,231	04/19/21	2,412,991	2,355,788

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	2,471,843 uts.	10/14/16	324,074	667,398

Ellkay
A provider of data interoperability solutions for labs, hospitals and healthcare providers.
12.96% Term Loan due 09/14/2027 (SOFR + 7.250%)	$1,435,196	09/14/21	1,418,608	1,278,760

ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
10.99% Term Loan due 12/15/2025 (SOFR + 5.500%)	$1,914,834	02/09/21	1,908,095	1,891,857
11.07% Incremental Term Loan due 12/15/2025 (SOFR + 5.500%)	$327,458	9/1/2023	322,577	323,528
			2,230,672	2,215,385
eShipping
An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
10.44% Term Loan due 11/05/2027 (SOFR + 5.000%) (G)	$2,413,152	11/05/21	2,100,593	2,129,515

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	684 uts.	*	741,480	739,191
* 06/29/18 and 12/29/20.

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	296,053 uts.	12/15/10	254,058	3,608,883

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
12.54% Second Lien Term Loan due 04/27/2030 (SOFR + 7.250%)	$952,381	05/04/22	937,889	940,000
Limited Liability Company Common Unit (B) (F)	67 uts.	05/24/22	67,263	53,883
			1,005,152	993,883

See Notes to Consolidated Financial Statements 16

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 105.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.94%: (C)

Follett School Solutions
A provider of software for K-12 school libraries.
11.08% First Lien Term Loan due 08/31/2028 (SOFR + 5.750%)	$3,391,120	08/31/21	$3,348,337	$3,391,119
LP Units (B) (F)	1,787 uts.	08/30/21	17,865	22,546
LP Interest (B) (F)	406 uts.	08/30/21	4,063	5,128
			3,370,265	3,418,793
Fortis Payments, LLC
A payment service provider operating in the payments industry.
13.25% Incremental Term Loan due 02/13/2026 (PRIME + 4.750%) (G)	$1,508,188	01/31/24	1,216,010	1,213,537
11.15% First Lien Term Loan due 05/31/2026 (SOFR + 5.750%)	$990,135	10/31/22	978,560	970,332
			2,194,570	2,183,869
FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
11.32% Term Loan due 05/24/2027 (SOFR + 5.750%) (G)	$2,132,813	05/21/21	2,102,025	1,940,860
Limited Liability Company Unit (B) (F)	219 uts.	05/21/21	218,750	96,171
			2,320,775	2,037,031
GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	256,962
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	—
			184,049	256,962
gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
Preferred Stock (B)	1,559 shs.	03/29/19	1,559,055	1,273,807
Common Stock (B)	2,835 shs.	03/27/13	283,465	—
			1,842,520	1,273,807
Gojo Industries
A manufacturer of hand hygiene and skin health products.
10.33% Term Loan due 10/20/2028 (SOFR + 5.000%)	$1,257,725	10/24/23	1,223,795	1,223,263

GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
11.32% Term Loan due 04/27/2027 (SOFR + 6.000%)	$4,748,852	*	4,717,705	4,748,851
11.19% Term Loan due 04/27/2027 (SOFR + 5.500%)	$97,946	04/27/21	96,943	97,701
Preferred Stock (B) (F)	7,474 shs.	04/27/21	206,294	302,266
* 12/19/17 and 04/16/19.			5,020,942	5,148,818

See Notes to Consolidated Financial Statements 17

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 105.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.94%: (C)

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	754 uts.	*	$754,061	$295,007
Limited Liability Company Unit Common Class A (B)	7,541 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			754,061	295,007

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028	$4,386,727	11/17/21	4,328,902	3,943,667

HemaSource, Inc.
A technology-enabled distributor of consumable medical products to plasma collection centers.
11.31% Senior Term Loan 08/31/2029 (SOFR + 6.000%) (G)	2,111,531	08/31/23	1,717,400	1,743,920
Limited Liability Company Unit (B)	23,529 uts.		23,529	24,705
			1,740,929	1,768,625

Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
10.41% Term Loan due 03/30/2027 (SOFR + 5.000%)	$1,734,825	03/26/21	1,717,516	1,587,364

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B) (F)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	89 uts.	10/14/11	—	—
			—	—
HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
13.94% Term Loan due 07/07/2025 (SOFR + 8.500%) (G)	$1,483,125	07/27/22	1,132,664	1,111,070
13.94% Incremental Term Loan due 07/27/2025 (SOFR + 8.500%)	$503,817	02/15/23	495,659	493,237
			1,628,323	1,604,307
Ice House America
A manufacturer and operator of automated ice and water vending units with an installed base of 4,200+ units in service (including Company-owned fleet of 165 units) primarily located in the Southeastern United States.
10.83% Term Loan due 12/28/2029 (SOFR + 5.500%) (G)	$1,891,892	01/12/24	1,636,345	1,634,955
Limited Liability Company Unit (B) (F)	1,081 uts.	01/12/24	108,100	108,100
			1,744,445	1,743,055

See Notes to Consolidated Financial Statements 18

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 105.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.94%: (C)

Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
12.57% Term Loan due 02/04/2028 (SOFR + 1.000% Cash, 5.000% PIK)	$837,095	04/05/22	$826,608	$716,554

i-Sight
A provider of SaaS internal investigation case management software utilized by Human Resources, Compliance, and Corporate Security departments.
13.11% Term Loan due 03/31/2027 (SOFR + 8.645%)	$745,823	04/15/22	739,065	732,399
Limited Liability Company Unit (B)	117,762 uts.	04/15/22	117,762	175,465
			856,827	907,864
ISTO Biologics
In the orthobioligic space, providing solutions in autologous therapies and bone grafts for spine, orthopedics and sports medicine.
11.56% Senior Term Loan due 10/17/2028 (SOFR + 6.250%) (G)	$1,327,661	10/18/23	1,171,032	1,173,060

JF Petroleum Group
A provider of repair, maintenance, installation and projection management services to the US fueling infrastructure industry.
10.91% Term Loan due 04/20/2026 (SOFR + 5.500%)	$1,389,233	05/04/21	1,371,818	1,344,777

Jones Fish
A provider of lake management services, fish stocking and pond aeration sales and services.
10.75% First Lien Term Loan due 12/20/2027 (SOFR + 5.500%) (G)	$3,119,996	02/28/22	2,225,814	2,233,885
10.86% Term Loan due 02/28/2029 (SOFR + 5.600%)	548,524	03/16/23	534,957	541,941
10.82% Incremental Term Loan due 02/28/2028 (SOFR + 5.500%)	407,503	04/28/23	399,134	402,612
Common Stock (B) (F)	802 shs.	02/28/22	83,943	190,988
			3,243,848	3,369,426
Kano Laboratories LLC
A producer of industrial strength penetrating oils and lubricants.
10.47% Term Loan due 09/30/2026 (SOFR + 5.000%) (G)	$2,550,558	11/18/20	2,528,815	2,499,547
10.47% First Lien Term Loan due 10/31/2027 (SOFR + 5.000%) (G)	$827,360	11/08/21	817,942	810,813
Limited Liability Company Unit Class (B)	41 uts.	11/19/20	41,109	43,827
			3,387,866	3,354,187
Kings III
A provider of emergency phones and monitoring services.
11.34% First Lien Term Loan due 07/07/2028 (SOFR + 6.000%) (G)	$992,529	08/31/22	799,967	804,613
11.33% Incremental Term Loan due 08/31/2028 (SOFR + 6.000%) (G)	$1,007,471	02/16/24	746,520	746,157
			1,546,487	1,550,770

See Notes to Consolidated Financial Statements 19

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 105.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.94%: (C)

LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
10.82% Term Loan due 12/23/2027 (SOFR + 5.500%) (G)	$3,439,857	02/07/22	$2,946,076	$2,949,927
Limited Liability Company Unit (B) (F)	14,305 uts.	02/07/22	14,816	30,183
			2,960,892	2,980,110
LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
12.23% Term Loan due 12/18/2026 (SOFR + 6.750%)	$4,865,813	*	4,819,846	4,851,216
* 12/22/2020 and 09/09/2021

Madison Indoor Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	1,474,759 uts.	02/20/19	4,663,773	25,616,563

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
12.09% Term Loan due 07/08/2028 (SOFR + 6.500%) (G)	$1,109,564	07/14/22	1,074,482	1,095,660

Marshall Excelsior Co.
A designer, manufacturer and supplier of mission critical, highly engineered flow control products used in the transportation, storage and consumption of liquified petroleum gas, liquified anhydrous ammonia, refined industrial and cryogenic gases.
10.95% First Lien Term Loan due 02/18/2028 (SOFR + 5.500%) (G)	$1,294,951	02/24/22	1,263,146	1,273,278

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13.00% Senior Subordinated Note due 07/20/2023 (D)	$1,736,205	04/17/15	1,735,164	—
Limited Liability Company Unit (B)	9 uts.	04/17/15	1,356,658	—
			3,091,822	—
Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
11.56% First Lien Term Loan due 11/22/2025 (SOFR + 6.000%)	$993,466	11/25/19	987,909	966,643

Mission Microwave
A leading provider of high-performance solid-state power amplifiers and block upconverters to support ground-based, maritime, airborne, and space-based satellite communication applications.
10.58% Senior Term Loan due 01/15/2030 (SOFR + 5.250%) (G)	$1,456,888	03/01/24	1,228,704	1,228,283
Limited Liability Company Unit (B)	614 uts.	03/01/24	61,400	61,400
			1,290,104	1,289,683

See Notes to Consolidated Financial Statements 20

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 105.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.94%: (C)

MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
10.93% First Lien Term Loan due 07/30/2027 (SOFR + 5.500%)	$2,340,000	08/09/21	$2,313,881	$2,340,000
Limited Liability Company Unit (B)	200,000 uts.	08/09/21	200,000	228,000
			2,513,881	2,568,000
Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
11.00% Second Lien Term Loan due 06/23/2027	$1,219,225	06/27/22	1,206,144	1,209,105
Common Stock (B) (F)	8,235 uts.	06/27/22	823,529	1,187,776
			2,029,673	2,396,881
Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
11.48% Incremental Term Loan due 08/21/2026 (SOFR + 6.000%)	$1,630,439	11/05/21	1,614,191	1,561,961
11.48% Term Loan due 08/21/2026 (SOFR + 6.000%)	$1,141,668	08/25/20	1,130,251	1,093,718
			2,744,442	2,655,679
Narda-MITEQ (JFL-Narda Partners, LLC)
A manufacturer of radio frequency and microwave components and assemblies.
10.41% Incremental Term Loan due 12/06/2027 (SOFR + 5.000%) (G)	$2,129,506	12/28/21	1,681,466	1,704,529
10.41% First Lien Term Loan due 11/30/2027 (SOFR + 5.000%)	$1,047,194	12/06/21	1,035,973	1,047,193
Limited Liability Company Unit Class A Preferred (B)	1,614 uts.	12/06/21	161,392	192,008
Limited Liability Company Unit Class B Common (B)	179 uts.	12/06/21	17,932	116,068
			2,896,763	3,059,798
Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
10.33% Term Loan due 02/01/2026 (SOFR + 5.000%)	$2,333,114	02/10/21	2,313,622	2,311,182
7.43% Incremental Term Loan due 02/01/2027 (SOFR +2.250%)	$1,036,875	11/14/22	1,019,653	1,020,700
			3,333,275	3,331,882
Net at Work
An SMB-focused IT service provider specializing in software sales, implementation, managed services and hosting services.
11.07% Term Loan due 09/13/2029 (SOFR + 5.750%) (G)	$3,441,667	9/13/2023	$2,064,279	$2,117,012
Limited Liability Company Unit (B) (F)	66,152 uts.	9/13/2023	66,152	60,198
			2,130,431	2,177,210
Newforma
A leader in Project Information Management software for the construction industry.
11.81% Term Loan due 04/02/2029 (SOFR + 6.500%) (G)	$1,848,790	03/31/23	$1,582,838	$1,613,283
Limited Liability Company Unit (B)	203,181 uts.	08/15/23	209,327	229,595
			1,792,165	1,842,878

See Notes to Consolidated Financial Statements 21

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 105.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.94%: (C)

Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
10.11% Term Loan due 09/30/2027 (SOFR + 4.650%)	$1,524,049	10/01/21	$1,506,269	$1,524,049

Ocelot Holdco
An electric power services provider that focuses on construction and maintenance services, installing electrical distribution systems and substation infrastructure.
10.00% Term Loan due 10/20/2027	$391,772	10/24/23	391,771	391,771
Preferred Stock	27 shs.	10/24/23	175,707	230,953
Common Stock (I)	21 shs.	10/24/23	—	—
			567,478	622,724
Office Ally (OA TOPCO, LP)
A provider of medical claims clearinghouse software to office-based physician providers and healthcare insurance payers.
11.19% Term Loan due 12/10/2028 (SOFR + 5.500%) (G)	$1,932,349	12/20/21	1,675,593	1,701,601
10.83% Incremental Term Loan due 12/20/2028 (SOFR + 5.500%)	$223,339	04/29/22	220,157	223,339
Limited Liability Company Unit (B)	42,184 uts.	12/20/21	42,184	63,698
			1,937,934	1,988,638
Omega Holdings
A distributor of aftermarket automotive air conditioning products.
13.32% Term Loan due 03/31/2029 (SOFR + 5.000%) (G)	$1,328,915	03/31/22	1,021,036	1,021,050

Options Technology Ltd
A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
10.47% Term Loan due 12/18/2025 (SOFR + 4.750%)	$3,226,693	12/23/19	3,208,028	3,214,109

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, “free from” healthy and gluten-free categories.
12.00% (1.00% PIK) Senior Subordinated Note due 12/29/2025 (D)	$3,859,494	02/17/17	3,264,715	3,859,494
Common Stock Class A (B)	772,121 shs.	*	772,121	911,103
* 01/29/16 and 02/17/17.			4,036,836	4,770,597
Parkview Dental Partners
A dental service organization focused in the southwest Florida market.
13.61% Term Loan due 10/12/2029 (SOFR + 8.300%) (G)	$1,190,476	10/20/23	1,213,405	1,216,830
Limited Liability Company Unit (B)	59,524 uts.	10/20/23	595,240	585,121
			1,808,645	1,801,951
PB Holdings LLC
A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
10.56% Term Loan due 03/06/2025 (SOFR + 5.250%)	$1,453,414	03/06/19	1,448,919	1,437,427

See Notes to Consolidated Financial Statements 22

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 105.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.94%: (C)

Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
11.61% First Lien Term Loan due 12/16/2026 (SOFR + 6.000%)	$3,799,979	12/20/21	$3,748,086	$3,743,740
Warrant - Class A, to purchase common stock at $.01 per share (B)	1,874 uts.	12/22/21	—	95,143
Warrant - Class B, to purchase common stock at $.01 per share (B)	633 uts.	12/22/21	—	32,137
Warrant - Class CC, to purchase common stock at $.01 per share (B)	65 uts.	12/22/21	—	—
Warrant - Class D, to purchase common stock at $.01 per share (B)	181 uts.	12/22/21	—	9,189
			3,748,086	3,880,209
Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
11.33% Term Loan due 11/17/2024 (SOFR + 6.000%)	$2,921,712	11/14/17	2,900,380	2,921,712
11.33% Term Loan due 08/31/2026 (SOFR + 6.000%)	$589,764	09/29/20	581,335	589,764
			3,481,715	3,511,476
Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
10.18% First Lien Term Loan due 12/03/2027 (SOFR + 4.750%) (G)	$1,741,199	12/03/21	1,501,791	1,523,105
Limited Liability Company Unit (B) (F)	2,963 uts.	12/03/21	296,343	483,897
			1,798,134	2,007,002
Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.90% (7.90% PIK) Senior Subordinated Note due 12/31/2024 (D)	$4,673,911	07/31/14	2,159,212	1,266,630
Limited Liability Company Unit (B)	300,485 uts.	07/31/14	300,485	—
Limited Liability Company Unit Class F (B)	75,022 uts.	*	50,322	—
* 09/28/17 and 02/15/18.			2,510,019	1,266,630

Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
11.46% First Lien Term Loan due 12/02/2025 (SOFR + 6.000%) (G)	$2,604,525.00	11/15/21	2,582,965	2,510,762

See Notes to Consolidated Financial Statements 23

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 105.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.94%: (C)

Process Insights Acquisition, Inc.
A designer and assembler of highly engineered, mission critical instruments and sensors that provide compositional analyses to measure contaminants and impurities within gases and liquids.
11.57% Term Loan due 06/30/2029 (SOFR + 6.250%) (G)	$1,707,192	07/18/23	$1,248,621	$1,296,887
Limited Liability Company Unit (B)	66 uts.	07/18/23	66,000	79,490
			1,314,621	1,376,377
ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
11.18% Term Loan due 02/15/2028 (SOFR + 5.750%) (G)	$1,687,742	03/15/22	1,594,574	1,616,774
8.00% Senior Subordinated Note due 02/15/2029	$64,516	03/15/22	64,516	58,387
Limited Liability Company Unit (B)	193,548 uts.	03/15/22	129,032	176,129
			1,788,122	1,851,290
Randy's Worldwide
A designer and distributor of automotive aftermarket parts serving the repair/replacement, off-road and racing/performance segments.
11.82% First Lien Term Loan due 10/31/2028 (SOFR + 6.500%) (G)	$484,143	11/01/22	341,646	350,119
Limited Liability Company Unit Class A (B)	133 uts.	12/01/22	13,300	13,319
			354,946	363,438
Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
11.98% Term Loan due 07/31/2026 (SOFR + 6.500%)	$2,723,771	08/12/20	2,702,314	2,723,771
Limited Liability Company Unit (B) (F)	44,803 uts.	03/05/21	44,803	23,298
			2,747,117	2,747,069
RedSail Technologies
A provider of pharmacy management software solutions for independent pharmacies and long-term care facilities.
10.06% Term Loan due 10/27/2026 (SOFR + 4.750%)	$3,088,840	12/09/20	3,048,098	3,042,507

Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
10.95% Term Loan due 08/16/2027 (SOFR + 5.500%)	$1,902,913	11/15/21	$1,875,004	$1,676,466
Limited Liability Company Unit (B)	78,947 uts.	09/29/17	78,947	23,684
			1,953,951	1,700,150
Resonetics, LLC
A provider of laser micro-machining manufacturing services for medical device and diagnostic companies.
12.59% Second Lien Term Loan due 04/28/2029 (SOFR + 7.000%)	$3,500,000	04/28/21	3,455,609	3,500,000
12.59% Incremental Second Lien Term Loan due 04/28/2029	$1,120,000	11/15/21	1,104,746	1,120,000
			4,560,355	4,620,000

See Notes to Consolidated Financial Statements 24

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 105.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.94%: (C)

RoadOne IntermodaLogistics
A provider of intermodal logistics and solutions including drayage (moving containers at port/rail locations), dedicated trucking services, warehousing, storage, and transloading (unloading, storing, and repackaging freight), among other services.
11.72% First Lien Term Loan due 12/30/2028 (SOFR + 6.250%) (G)	$1,488,827	12/30/22	$1,086,680	$1,132,793

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
10.52% Term Loan due 07/31/2026 (SOFR + 5.000%)	$4,911,986	07/30/18	4,905,426	4,838,307

Rock Labor
A provider of live entertainment event labor in the United States.
12.66% Term Loan due 09/14/2029 (SOFR + 7.500%) (G)	$837,060	09/14/23	694,145	696,373
Limited Liability Company Unit (B) (F)	$25,455	09/14/23	136,294	133,384
			830,439	829,757
ROI Solutions
Call center outsourcing and end user engagement services provider.
10.32% Term Loan due 07/31/2024 (SOFR + 5.000%)	$1,162,709	07/31/18	1,158,280	1,162,709

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
10.83% Term Loan due 10/23/2025 (SOFR + 5.500%)	$4,116,898	*	4,085,671	4,116,898
* 10/22/20 and 09/28/21.
Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
11.31% Term Loan due 05/29/2024 (SOFR + 6.000%)	$2,569,163	01/08/19	2,561,501	2,268,571

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
11.49% Term Loan due 12/15/2026 (SOFR + 6.000%) (H)	$3,337,862	12/15/20	3,303,980	3,301,145
Common Stock (B)	60 shs.	12/16/20	60,667	72,195
			3,364,647	3,373,340
Sandvine Corporation
A provider of active network intelligence solutions.
13.36% Second Lien Term Loan due 11/02/2026 (SOFR + 8.000%) (D)	$3,463,451	11/01/18	3,434,843	2,029,582
10.06% First Lien Term Loan due 11/02/2025 (SOFR + 4.500%) (D)	$68,845	01/31/24	57,485	50,484
			3,492,328	2,080,066

See Notes to Consolidated Financial Statements 25

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 105.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.94%: (C)

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
9.96% First Lien Term Loan due 07/31/2024 (SOFR + 4.500%)	$3,654,800	07/27/18	3,639,203	3,453,786

SBP Holding LP
A specialty product distribution platform which provides mission-critical products, services, and technical expertise across industrial rubber and fluid power segments.
12.06% Term Loan due 01/31/2028 (SOFR + 6.750%) (G)	$1,487,310	03/27/23	1,374,841	1,430,134

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
10.91% Term Loan due 12/15/2027 (SOFR + 5.500%) (G)	$2,986,365	12/16/21	2,554,919	2,478,105

SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
10.46% Term Loan due 12/30/2026 (SOFR + 5.000%)	$3,397,162	12/30/20	3,357,476	3,298,644

Smart Bear
A provider of web-based tools for software development, testing and monitoring.
12.91% Second Lien Term Loan due 11/10/2028	$3,500,000	03/02/21	3,440,222	3,500,000

Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
9.93% Term Loan due 10/26/2027 (SOFR + 4.500%) (G)	$3,431,029	11/03/21	3,184,075	3,211,766

smartShift Technologies
A provider of technology-enabled services for the SAP ERP ecosystem.
11.59% First Lien Term Loan due 09/30/2029 (SOFR + 5.750%) (G)	$3,098,952	09/01/23	1,958,753	2,051,337
Common Stock (B)	58 shs.	09/01/23	58,000	82,672
			2,016,753	2,134,009
Spatco
A provider of mission-critical services to maintain, test, inspect, certify, and install fueling station infrastructure.
12.00% (1.00% PIK) Term Loan due 11/30/2028	$1,000,000	11/08/23	981,568	982,600

Springbrook Software
A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
10.91% Term Loan due 12/20/2026 (SOFR + 5.500%)	$2,708,482	12/23/19	2,690,019	2,661,083
11.91% Incremental Term Loan due 12/23/2026 (SOFR + 6.500%)	$748,757	12/28/22	738,513	748,757
			3,428,532	3,409,840

See Notes to Consolidated Financial Statements 26

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 105.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.94%: (C)

Stackline
An e-commerce data company that tracks products sold through online retailers.
12.07% Term Loan due 07/30/2028 (SOFR + 6.500%)	$4,473,010	07/29/21	$4,430,783	$4,379,077
Common Stock (B)	2,720 shs.	07/30/21	85,374	129,635
			4,516,157	4,508,712
Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
11.25% First Lien Term Loan due 12/02/2027 (SOFR + 5.750%) (G)	$2,522,518	12/02/21	2,485,731	2,382,893

Stratus Unlimited
A nationwide provider of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
10.91% Term Loan due 06/08/2027 (SOFR + 5.500%) (G)	$1,858,864	07/02/21	1,721,380	1,742,784
Limited Liability Company Unit (B)	149 uts.	06/30/21	149,332	147,995
			1,870,712	1,890,779
Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12.75% (1.00% PIK) Senior Subordinated Note due 07/31/2025	$4,199,451	*	4,180,164	4,191,168
Preferred Stock Series A (B)	58 shs.	12/21/20	144,411	187,270
Common Stock (B)	139 shs.	**	213,007	487,964
* 07/31/15 and 12/21/20.			4,537,582	4,866,402
** 07/31/15 and 11/08/17.

SVI International, Inc.
A supplier of aftermarket repair parts and accessories for automotive lifts, automotive shop equipment, and other specialty equipment (hospital bed lifts, boat lifts, etc.).
12.07% First Lien Term Loan due 03/04/2030 (SOFR + 6.750%) (G)	$2,376,238	03/04/24	1,883,776	1,883,168
Limited Liability Company Unit (B) (F)	623,762 shs.	03/04/24	623,762	623,762
			2,507,538	2,506,930
Syntax Systems Ltd.
A cloud management service provider.
10.93% Term Loan due 10/14/2028 (SOFR + 5.500%) (G)	$1,578,106	10/28/21	1,511,444	1,521,479

Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
11.18% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$983,264	03/31/22	935,802	943,162
11.43% Incremental Term Loan due 03/31/2028 (SOFR + 6.000%) (G)	$451,475	05/22/23	365,252	369,188
			1,301,054	1,312,350

See Notes to Consolidated Financial Statements 27

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 105.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.94%: (C)

Team Air (Swifty Holdings LLC)
A leading HVAC wholesale distributor headquartered in Nashville, Tennessee.
12.00% Senior Subordinated Note due 05/02/2030	$2,100,000	05/25/23	$2,063,171	$2,069,970
Limited Liability Company Unit (B) (F)	1,400,000 uts.	05/25/23	1,400,000	1,484,000
			3,463,171	3,553,970
Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
10.46% Term Loan due 12/20/2027 (SOFR + 5.000%) (G)	$4,037,907	12/20/21	$3,375,016	$3,358,245

Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/27/2028	$1,937,176	04/29/22	1,912,801	1,826,756
Limited Liability Company Unit (B) (F)	170,513 uts.	04/29/22	1,671,026	726,385
			3,583,827	2,553,141
The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
13.29% Holdco PIK Note due 10/21/2028 (SOFR + 7.750%)	$2,518,281	10/28/21	2,487,816	2,508,711
9.66% Term Loan due 12/15/2027 (SOFR + 4.250%) (G)	$905,281	12/21/21	679,697	690,247
			3,167,513	3,198,958
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
11.18% Term Loan due 09/30/2026 (SOFR + 5.750%)	$3,380,830	*	3,348,044	3,361,221
* 12/02/19 and 12/10/20.

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
12.81% Second Lien Term Loan due 03/31/2030 (SOFR + 7.500%)	$323,952	04/01/22	319,095	323,952
Limited Liability Company Unit (B)	51,282 uts.	04/01/22	51,282	163,077
			370,377	487,029
Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
Limited Liability Company Unit (B)	39,963 uts.	11/30/17	—	27,633

Transit Technologies LLC
A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
10.08% Term Loan due 02/10/2025 (SOFR + 4.750%)	$1,623,627	02/13/20	1,618,720	1,603,332

See Notes to Consolidated Financial Statements 28

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 105.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.94%: (C)

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
10.96% Unitranche Term Loan due 02/19/2026 (SOFR + 5.500%)	$3,404,389	02/25/21	$3,375,539	$3,288,640
10.96% Incremental Term Loan due 02/26/2027 (SOFR + 5.500%)	$159,243	10/19/23	156,142	153,829
			3,531,681	3,442,469
Trintech, Inc.
An international provider of core, cloud-based financial close software.
11.83% Term Loan due 07/25/2029 (SOFR + 6.500%) (G)	$3,491,875	07/25/23	3,220,543	3,232,292

Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
Limited Liability Company Unit (B) (F)	115 uts.	09/28/18	124,682	298,541

Turnberry Solutions, Inc.
A provider of technology consulting services.
11.18% Term Loan due 07/30/2026 (SOFR + 6.000%)	$3,304,756	07/29/21	3,273,989	3,304,756

USA Industries
A manufacturer and supplier of piping isolation & testing products, tube plugs, flow measurement orifice plates, and heat exchanger tools which are sold or rented to customers.
12.75% Term Loan due 06/30/2029	$1,153,846	03/14/24	1,136,700	1,136,538

U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
11.21% Term Loan due 11/12/2024 (SOFR + 5.750%)	$4,235,760	*	4,226,299	4,176,459
* 11/29/18 and 03/25/19.

VitalSource
A provider of digital fulfillment software for the higher education sector.
10.88% Term Loan due 06/01/2028 (SOFR + 5.500%)	$3,281,250	06/01/21	3,242,188	3,281,250
Limited Liability Company Unit (B) (F)	3,837 uts.	06/01/21	38,367	65,070
			3,280,555	3,346,320
VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
11.58% First Lien Term Loan due 05/22/2024 (SOFR + 6.250%)	$4,378,684	05/17/18	4,376,645	4,269,217

Warner Pacific Insurance Services
A wholesale insurance broker focused on employee benefits.
11.56% Term Loan due 12/27/2027 (SOFR + 6.250%) (G)	$1,781,573	08/01/23	858,411	888,639

See Notes to Consolidated Financial Statements 29

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 105.70%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 102.94%: (C)

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	$751,212	$112,682

Whitcraft Holdings, Inc.
A leading supplier of highly engineered components for commercial and military aircraft engines.
12.33% First Lien Term Loan due 02/15/2029 (SOFR + 7.000%) (G)	$1,929,111	02/15/23	1,735,637	1,794,475
Limited Liability Company Unit (B)	8,412 uts.	02/15/23	84,116	109,098
			1,819,753	1,903,573
Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	318 shs.	01/22/16	126,157	714,012

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
11.08% Term Loan due 11/30/2027 (SOFR+ 5.750%) (G)	$2,466,725	12/01/21	2,375,245	2,254,916
Limited Liability Company Unit (B) (F)	303 uts.	09/29/17	303,379	193,395
			2,678,624	2,448,311
World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
11.08% Term Loan due 03/22/2030 (SOFR + 5.750%) (G)	$3,500,000	03/22/24	3,259,992	3,259,673

Worldwide Electric Corporation
Develops, produces, and distributes electric motors, gear reducers, motor controls, generators, and frequency converters.
11.10% Term Loan due 10/03/2029 (SOFR + 5.750%) (G)	$1,977,209	10/03/22	$1,694,566	$1,679,331

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
10.96% First Lien Term Loan due 02/09/2028 (SOFR + 5.500%) (G)	$2,059,105	02/09/22	1,802,231	1,787,534
10.96% Incremental Term Loan due 02/09/2028 (SOFR + 5.500%) (G)	1,332,399	08/31/23	1,113,487	1,112,865
Limited Liability Company Unit (B) (F)	65uts.	02/09/22	65,036	90,396
			2,980,754	2,990,795

Total Private Placement Investments (E)			$343,066,466	$361,078,037
See Notes to Consolidated Financial Statements 30

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Corporate Restricted Securities - 105.70%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 2.76%: (H)

Bonds - 2.76%
AOC, LLC	6.625	10/15/2029	$140,000	$125,488	$126,061
Carriage Purchaser Inc.	7.875	10/15/2029	1,250,000	987,738	1,110,600
County of Gallatin MT	11.500	09/01/2027	680,000	680,000	699,600
CSC Holdings LLC	5.000	11/15/2031	1,250,000	1,068,658	631,916
Frontier Communications	8.750	05/15/2030	387,000	387,000	395,987
LifePoint Health	11.000	10/15/2030	1,000,000	1,044,621	1,068,791
Neptune Energy Bondco PLC	6.625	05/15/2025	1,000,000	996,249	999,989
New Enterprise Stone & Lime Co Inc.	9.750	07/15/2028	1,000,000	967,487	1,023,075
Prime Security Services, LLC	6.250	01/15/2028	1,200,000	1,115,394	1,175,493
Scientific Games Holdings LP	6.625	03/01/2030	960,000	960,000	928,076
Terrier Media Buyer, Inc.	8.875	12/15/2027	825,000	801,182	546,736
Verscend Holding Corp.	9.750	08/15/2026	965,000	991,746	967,711
Total Bonds				10,125,563	9,674,035

Common Stock - 0.00%
TherOX, Inc. (B)			6 shs	—	—
Touchstone Health Partnership (B)			1,168 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$10,125,563	$9,674,035

Total Corporate Restricted Securities				$353,192,029	$370,752,072

See Notes to Consolidated Financial Statements 31

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Corporate Public Securities - 1.16%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 1.16%
Clear Channel Worldwide Holdings	—	7.500	08/31/27	$1,000,000	$990,049	$995,000
Edelman Financial Services	6.750	12.195	06/08/26	258,914	258,541	259,885
Magenta Buyer LLC	8.250	13.824	05/03/29	1,006,667	999,420	291,933
Precisely	4.000	9.586	04/24/28	1,246,803	1,235,275	1,245,020
Syncsort Incorporated	7.250	12.836	04/23/29	444,444	442,260	411,889
Wastequip, LLC	7.750	13.177	02/27/26	1,000,000	995,072	860,001
Total Bank Loans					4,920,617	4,063,728

Common Stock - 0.00%
Chase Packaging Corporation (B)				9,541 shs	—	1,431
Total Common Stock					—	1,431

Total Corporate Public Securities					$4,920,617	$4,065,159

Total Investments		106.86%			$358,112,646	$374,817,231
Other Assets		3.74				13,133,032
Liabilities		(10.60)				(37,186,975)
Total Net Assets		100.00%				$350,763,288
(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of March 31, 2024, the value of these securities amounted to $361,078,037 or 102.62% of net assets.
(F)    Held in CI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of March 31, 2024, total unfunded commitments amounted to $19,618,645 and had unrealized appreciation of $127,188 or 0.04% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(I)    Security received at zero cost through a restructuring of previously held debt or equity securities.

PIK - Payment-in-kind
SOFR - Secured Overnight Financing Rate
PRIME - The interest rate that commercial banks charge their most creditworthy customers.

See Notes to Consolidated Financial Statements 32

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 6.66%
Accurus Aerospace	$939,398
Applied Aerospace Structures Corp.	442,681
Bridger Aerospace	1,053,555
Compass Precision	3,598,901
CTS Engines	2,759,310
Mission Microwave	1,289,683
Narda-MITEQ (JFL-Narda Partners, LLC)	3,059,798
Sunvair Aerospace Group Inc.	4,866,402
Trident Maritime Systems	3,442,469
Whitcraft Holdings, Inc.	1,903,573
23,355,770
AIRLINES - 1.64%
Aero Accessories	2,353,151
Echo Logistics	3,411,897
5,765,048
AUTOMOTIVE - 3.12%
Aurora Parts & Accessories LLC (d.b.a Hoosier)	961,323
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	993,455
EFC International	2,774,675
JF Petroleum Group	1,344,777
Omega Holdings	1,021,050
Spatco	982,600
SVI International, Inc.	2,506,930
Randy's Worldwide	363,438
10,948,248
BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.87%
The Caprock Group	3,198,958
The Hilb Group, LLC	3,361,221
6,560,179
BUILDING MATERIALS - 1.49%
Decks Direct	3,502,917
New Enterprise Stone & Lime Co Inc.	1,023,075
Wolf-Gordon, Inc.	714,012
5,240,004
CABLE & SATELLITE - 0.18%
CSC Holdings LLC	631,916

Industry Classification:	Fair Value/ Market Value

CHEMICALS - 1.62%
Americo Chemical Products	$1,073,312
Kano Laboratories LLC	3,354,187
Polytex Holdings LLC	1,266,630
5,694,129

CONSUMER CYCLICAL SERVICES - 5.48%
CJS Global	1,664,049
LYNX Franchising	4,851,216
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	1,095,660
Mobile Pro Systems	2,396,881
Prime Security Services, LLC	1,175,493
ROI Solutions	1,162,709
Team Air (Swifty Holdings LLC)	3,553,970
Turnberry Solutions, Inc.	3,304,756
19,204,734
CONSUMER PRODUCTS - 3.42%
AMS Holding LLC	211,011
Blue Wave Products, Inc.	190,397
Elite Sportswear Holding, LLC	667,398
gloProfessional Holdings, Inc.	1,273,807
Handi Quilter Holding Company (Premier Needle Arts)	295,007
Ice House America	1,743,055
Jones Fish	3,369,426
Renovation Brands (Renovation Parent Holdings, LLC)	1,700,150
Terrybear	2,553,141
12,003,392
DIVERSIFIED MANUFACTURING - 6.55%
AOC, LLC	126,061
F G I Equity LLC	3,608,883
HTI Technology & Industries Inc	1,604,307
MNS Engineers, Inc.	2,568,000
Process Insights Acquisition, Inc.	1,376,377
Resonetics, LLC	4,620,000
Safety Products Holdings, Inc.	3,373,340
Standard Elevator Systems	2,382,893
Tank Holding	1,312,350
Therma-Stor Holdings LLC	27,633
Trystar, Inc.	298,541
Worldwide Electric Corporation	1,679,331
22,977,716

See Notes to Consolidated Financial Statements 33

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Industry Classification:	Fair Value/ Market Value

ELECTRIC - 2.01%
Cascade Services	$1,257,439
Dwyer Instruments, Inc.	3,450,912
Electric Power Systems International, Inc.	2,355,788
7,064,139
ENVIRONMENTAL - 1.43%
ENTACT Environmental Services, Inc.	2,215,385
Marshall Excelsior Co.	1,273,278
Northstar Recycling	1,524,049
5,012,712
FINANCIAL COMPANIES - 0.73%
Portfolio Group	2,510,762

FINANCIAL OTHER - 1.61%
Cogency Global	3,215,170
Edelman Financial Services	259,885
Fortis Payments, LLC	2,183,869
5,658,924
FOOD & BEVERAGE - 4.25%
California Custom Fruits & Flavors	425,300
Del Real LLC	703,390
PANOS Brands LLC	4,770,597
Sara Lee Frozen Foods	3,453,786
Westminster Acquisition LLC	112,682
Woodland Foods, Inc.	2,448,311
Ziyad	2,990,795
14,904,861
GAMING - 0.26%
Scientific Games Holdings LP	928,076

HEALTHCARE - 7.32%
Cadence, Inc.	3,027,835
Cloudbreak	1,339,222
Ellkay	1,278,760
GD Dental Services LLC	256,962
Heartland Veterinary Partners	3,943,667
HemaSource, Inc.	1,768,625
Home Care Assistance, LLC	1,587,364
Illumifin	716,554
ISTO Biologics	1,173,060
LifePoint Health	1,068,791
Navia Benefit Solutions, Inc.	3,331,882
Office Ally (OA TOPCO, LP)	1,988,638
Parkview Dental Partners	1,801,951

Industry Classification:	Fair Value/ Market Value

RedSail Technologies	$3,042,507
Verscend Holding Corp.	967,711
27,293,529

HEALTH INSURANCE - 0.25%
Warner Pacific Insurance Services	$888,639

INDEPENDENT - 0.29%
Neptune Energy Bondco PLC	999,989

INDUSTRIAL OTHER - 13.85%
Cleaver-Brooks, Inc.	1,251,174
Concept Machine Tool Sales, LLC	1,217,474
E.S.P. Associates, P.A.	739,191
Gojo Industries	1,223,263
Kings III	1,550,770
Madison Indoor Air Solutions	25,616,563
Media Recovery, Inc.	966,643
Ocelot Holdco	622,724
Polara	2,007,002
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)	1,437,427
SBP Holding LP	1,430,134
Stratus Unlimited	1,890,779
Tencarva Machinery Company	3,358,245
USA Industries	1,136,538
Wastequip, LLC	860,001
World 50, Inc.	3,259,673
48,567,601
LOCAL AUTHORITY - 0.85%
LeadsOnline	2,980,110

MEDIA & ENTERTAINMENT - 3.67%
Advantage Software	156,532
ASC Communications, LLC (Becker's Healthcare)	766,889
BrightSign	3,040,198
Clear Channel Worldwide Holdings	995,000
DistroKid	3,402,104
Music Reports, Inc.	2,655,679
Rock Labor	829,757
Terrier Media Buyer, Inc.	546,736
The Octave Music Group, Inc. (fka TouchTunes)	487,029
12,879,924

See Notes to Consolidated Financial Statements 34

Consolidated Schedule of Investments (Continued) Barings Corporate Investors
March 31, 2024
(Unaudited)

Industry Classification:	Fair Value/ Market Value

PACKAGING - 1.23%
ASC Holdings, Inc.	$1,714,266
Brown Machine LLC	1,608,680
Chase Packaging Corporation	1,431
Five Star Holding, LLC	993,883
4,318,260
PROPERTY AND CASUALTY - 1.11%
Pearl Holding Group	3,880,209

TECHNOLOGY - 28.03%
1WorldSync, Inc.	4,836,274
AdaCore Inc	1,590,980
Amtech Software	3,108,591
Audio Precision	3,492,485
Best Lawyers (Azalea Investment Holdings, LLC)	3,148,377
CAi Software	4,339,748
Cash Flow Management	1,779,752
CloudWave	3,493,226
Command Alkon	4,127,304
Comply365	1,289,995
DataServ	392,594
EFI Productivity Software	1,838,977
Follett School Solutions	3,418,793
GraphPad Software, Inc.	5,148,818
i-Sight	907,864
Magenta Buyer LLC	291,933
Newforma	1,842,878
Net at Work	2,177,210
Options Technology Ltd	3,214,109
Precisely	1,245,020
ProfitOptics	1,851,290
Recovery Point Systems, Inc.	2,747,069
RPX Corp	4,116,898

Industry Classification:	Fair Value/ Market Value

Ruffalo Noel Levitz	$2,268,571
Sandvine Corporation	2,080,066
Scaled Agile, Inc.	2,478,105
Smart Bear	3,500,000
Smartling, Inc.	3,211,766
smartShift Technologies	2,134,009
Springbrook Software	3,409,840
Stackline	4,508,712
Syncsort Incorporated	411,889
Syntax Systems Ltd.	1,521,479
Transit Technologies LLC	1,603,332
Trintech, Inc.	3,232,292
U.S. Legal Support, Inc.	4,176,459
VitalSource	3,346,320
98,283,025
TELECOM - WIRELINE INTEGRATED & SERVICES - 0.11%
Frontier Communications	395,987

TRANSPORTATION SERVICES - 7.38%
AIT Worldwide Logistics, Inc.	3,541,765
Carriage Purchaser Inc.	1,110,600
eShipping	2,129,515
FragilePAK	2,037,031
Pegasus Transtech Corporation	3,511,476
RoadOne IntermodaLogistics	1,132,793
Rock-it Cargo	4,838,307
SEKO Worldwide, LLC	3,298,644
VP Holding Company	4,269,217
25,869,348
Total Investments - 106.86%
(Cost - $358,112,646)	$374,817,231

See Notes to Consolidated Financial Statements 35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Barings Corporate Investors
(Unaudited)

1. History
Barings Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.
The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The net asset value (“NAV”) of the Trust’s shares is determined as of the close of business on the last business day of each quarter, as of the date of any distribution, and at such other times as Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act, shall determine the fair value of the Trust’s investments, subject to the general oversight of the Board.
Barings has established a Pricing Committee which is responsible for setting the guidelines used in fair valuation and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. Barings reports to the Board each quarter regarding the valuation of each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. The consolidated financial statements include private placement restricted securities valued at $361,078,037 (102.94% of net assets) as of March 31, 2024, the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Trustees in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At March 31, 2024, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
 Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.
Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.
Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update, 2020-04, Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). The amendments in ASU 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. In December 2022, the FASB issued Accounting Standards Update 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, which deferred the sunset day of this guidance to December 31, 2024. The Trust has evaluated the guidance and does not expect a significant impact on its consolidated financial statements.
In June 2022, the FASB issued Accounting Standards Update, 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction ("ASU 2022-03"). The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the Trust’s financial statements.
 Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of March 31, 2024.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of March 31, 2024 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$20,674,050	$—	$9,674,035	$11,000,015
Bank Loans	299,219,490	—	—	299,219,490
Common Stock - U.S.	5,380,422	—	—	5,380,422
Preferred Stock	2,595,250	—	—	2,595,250
Partnerships and LLCs	42,882,860	—	—	42,882,860
Public Securities
Bank Loans	4,063,728	—	3,068,728	995,000
Common Stock	1,431	1,431	—	—
Total	$374,817,231	$1,431	$12,742,763	$362,073,037
See information disaggregated by security type and industry classification in the Unaudited Consolidated Schedule of Investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of March 31, 2024.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*
Bank Loans	$249,016,745	Income Approach	Implied Spread	8.7% - 45.3%	11.9%
	$5,111,475	Market Approach	Revenue Multiple	7.0x - 9.3x	8.9x
Corporate Bonds	$9,733,385	Income Approach	Implied Spread	12.7% - 29.8%	16.2%
	$1,266,630	Market Approach	Revenue Multiple	0.2x	0.2x
Equity Securities**	$49,525,467	Enterprise Value Waterfall Approach	Valuation Multiple	4.0x - 34.0x	12.2x
	$305,101	Market Approach	Revenue Multiple	7.0x - 9.3x	8.0x
Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $47,114,234 have been excluded from the preceding table.
*    The weighted averages disclosed in the table above were weighted by relative fair value
**    Including partnerships and LLC’s
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2023	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 03/31/2024
Restricted Securities
Corporate Bonds	$10,783,333	$193,778	$22,904	$—	$—	$—	$—	$11,000,015
Bank Loans	297,191,545	558,306	22,616,045	(682,574)	(20,463,832)	—	—	299,219,490
Common Stock - U.S.	5,064,000	(110,394)	740,761	(313,945)	—	—	—	5,380,422
Preferred Stock	3,254,063	(419,476)	—	(239,337)	—	—	—	2,595,250
Partnerships and LLCs	41,933,060	2,594,819	193,134	(1,838,153)	—	—	—	42,882,860
Public Securities
Bank Loans	—	5,000	990,000	—	—	—	—	995,000
	$358,226,001	$2,822,033	$24,562,844	$(3,074,009)	$(20,463,832)	$—	$—	$362,073,037
* For the three months ended March 31, 2024, there were no transfers into or out of Level 3.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
OID Amortization, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized Appreciation / (Depreciation) in Net Assets from assets still held
Interest - OID Amortization	$311,543	$—
Net realized gain (loss) on investments before taxes	1,786,894	—
Net change in unrealized appreciation (depreciation) of investments before taxes	723,596	2,364,979.00
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of March 31, 2024, the fair value of the Trust’s non-accrual assets was $3,346,696, or 0.9% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $7,386,704, or 2.1% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash.
Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of March 31, 2024, the Trust held no PIK non-accrual assets.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of March 31, 2024, the CI Subsidiary Trust has incurred income tax benefit of $975.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of March 31, 2024, the CI Subsidiary Trust has a deferred tax liability of $736,765.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.
3. Investment Services Contract
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.
4. Borrowings
Senior Secured Indebtedness
MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2017. The Note is due November 15, 2027 and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the three months ended March 31, 2024 the Trust incurred total interest expense on the Note of $264,750.
The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
Credit Facility
On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $30,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR plus 2.25%. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. On December 13, 2023, the Trust amended the credit agreement with MassMutual to increase the aggregate commitment amount by $15,000,000 to a total aggregate commitment amount of $45,000,000, extend the maturity date to December 13, 2028, and set the interest accrual to a rate of SOFR plus 2.20% on the outstanding borrowings. Deferred financing fees in the amount of $178,303 has been netted against the credit facility balance as presented on the Consolidated Statement of Assets & Liabilities.
The average principal balance and interest rate for the period during which the credit facility was utilized for the three months ended March 31, 2024, was approximately $12,300,000 and 7.62%, respectively. As of March 31, 2024, the principal balance outstanding was $5,000,000 at an interest rate of 7.52%.
5. Purchases and Sales of Investments

	For the three months ended 03/31/2024
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$25,096,673	$24,909,199
Corporate public securities	1,237,875	2,003,197
6. Risks
Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include:
Below Investment Grade (high yield/junk bond) Instruments Risk
Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
The Trust may invest in bonds and loans of corporate issuers that are, at the time of purchase, rated below investment grade by at least one credit rating agency or unrated but determined by Barings to be of comparable quality. The Trust may also invest in other below investment grade debt obligations. Barings consider both credit risk and market risk in making investment decisions for the Trust. If a default occurs with respect to any below investment grade debt instruments and the Trust sells or otherwise disposes of its exposure to such instruments, it is likely that the proceeds would be less than the unpaid principal and interest. Even if such instruments are held to maturity, recovery by the Trust of its initial investment and any anticipated income or appreciation would be uncertain and may not occur. Market trading volume for high yield instruments is generally lower and the secondary market for such instruments could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.
Borrowing and Leverage Risk
The Trust may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Trust and the yield to shareholders more volatile. There can be no assurance that the Trust’s leveraging strategies would be successful. In addition, the counterparties to the Trust’s leveraging transactions will have priority of payment over the Trust’s shareholders.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)
Credit Risk
Credit risk is the risk that one or more debt obligations in the Trust’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.
One or more debt obligations in the Trust’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.
Duration Risk
The Trust may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Trust’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Liquidity Risk
The Trust may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Trust may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Trust may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.
Loan Risk
The loans in which the Trust may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.
These factors may have an adverse effect on the market price of the loan and the Trust’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Trust may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Management Risk
The Trust is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that such techniques and analyses will produce the desired results.
Market Risk
The value of the Trust’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics (including the recent coronavirus pandemic), which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Trust’s securities. The Trust is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Trust may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Trust. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Trust may be unable to capitalize on securities with higher interest rates or wider spreads because the Trust’s investments are locked in at a lower rate for a longer period of time.
7. Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At March 31, 2024, the Trust had the following unfunded commitments:

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
AdaCore Inc	$571,797	$571,673
Best Lawyers	224,359	227,090
Best Lawyers	300,641	306,104
California Custom Fruits & Flavors	380,513	380,391
Cascade Services	603,529	620,161
Cash Flow Management	149,254	149,160
Cloudbreak	396,825	396,748
CTS Engines LLC	91,076	90,675
Fortis Payments, LLC	139,098	138,830
HTI Technology & Industries Inc.	204,545	201,567
Ice House America	65,946	65,681
ISTO Biologics	126,456	126,649
Jones Fish	449,347	454,683
Kings III	251,240	251,082
Kings III	61,476	62,150
Net at Work	1,060,606	1,076,199
Parkview Dental Partners	656,122	657,407
Process Insights Acquisition, Inc.	219,706	224,749

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
Randy's Worldwide	$97,074	$98,941
RoadOne IntermodaLogistics	168,199	176,660
smartShift Technologies	726,430	745,151
Stratus Unlimited	116,080	124,363
SVI International, Inc.	222,772	222,715
Tank Holding Corp	75,063	76,251
Warner Pacific Insurance Services	892,934	908,085
Ziyad	192,886	192,540
	$8,443,974	$8,545,705

Revolvers	Unfunded Amount	Unfunded Value
Accurus Aerospace International UK Buyer	$24,393	$22,444
AdaCore Inc	211,506	211,460
Aero Accessories	83,333	82,842
Americo Chemical Products	249,559	254,833
Amtech Software	321,409	319,941
Applied Aerospace Structures Corp.	64,516	66,022
ASC Communications, LLC	45,328	45,808
BrightSign	55,848	54,984
CAi Software	471,493	468,391
California Custom Fruits & Flavors	114,154	114,117
Cascade Services	132,353	135,125
CJS Global	484,848	487,323
Cleaver-Brooks, Inc.	138,394	140,374
Cloudbreak	238,095	238,049
Cogency Global	165,304	164,039
Comply365	109,756	109,239
DataServ	96,154	96,550
Decks Direct, LLC	373,607	366,382
EFI Productivity Software	109,518	110,611
eShipping	283,637	287,794
Fortis Payments, LLC	125,390	125,184
HemaSource, Inc.	346,496	351,771
HTI Technology & Industries Inc.	136,364	134,378
Ice House America	153,153	153,021
Jones Fish	399,324	400,292
Kings III	116,515	117,048
LeadsOnline - Weatherby Parent Holdings LLC	455,531	456,095
Magnolia Wash Holdings	19,238	19,849
Marshall Excelsior Co.	16,493	18,693
Mission Microwave	199,468	199,410
Narda-MITEQ (JFL-Narda Partners, LLC)	424,977	429,556
Net at Work	238,636	244,656
Newforma	219,765	226,628
Office Ally (OA TOPCO, LP)	230,749	234,332
Omega Holdings	289,261	289,011

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Corporate Investors
(Unaudited)

Revolvers	Unfunded Amount	Unfunded Value
Polara (VSC Polara LLC)	$218,094	$220,763
Process Insights Acquisition, Inc.	202,550	209,474
ProfitOptics	70,968	76,032
Randy's Worldwide	34,324	35,393
RoadOne IntermodaLogistics	194,694	199,331
Rock Labor	120,095	120,414
SBP Holdings	70,984	73,954
Scaled Agile, Inc	391,791	379,264
Smartling, Inc.	205,882	207,543
smartShift Technologies	348,687	356,568
Standard Elevator System	5,932	(6,160)
SVI International, Inc.	222,772	222,715
Syntax Systems Ltd	56,627	57,668
Tank Holding Corp	32,727	33,054
Tencarva Machinery Company	619,093	616,522
The Caprock Group	215,035	217,366
Trintech Inc	178,571	179,413
Whitcraft LLC	130,778	138,449
Woodland Foods, Inc.	61,339	41,391
World 50, Inc.	170,327	170,312
Worldwide Electric Corporation	248,447	246,590
Ziyad	230,389	227,820
	$11,174,671	$11,200,128

Total Unfunded Commitments	$19,618,645	$19,745,833
As of March 31, 2024, unfunded commitments had unrealized appreciation of $127,188 or 0.04% of net assets.
8. Quarterly Results of Investment Operations (unaudited)

	March 31, 2024
	Amount	Per Share
Investment income	$10,062,286
Net investment income (net of taxes)	8,072,939	$0.40
Net realized and unrealized gain on investments (net of taxes)	2,220,645	0.11

THIS PRIVACY NOTICE IS BEING PROVIDED ON BEHALF OF BARINGS LLC AND ITS AFFILIATES: BARINGS SECURITIES LLC; BARINGS AUSTRALIA PTY LTD; BARINGS JAPAN LIMITED; BARINGS INVESTMENT ADVISERS (HONG KONG) LIMITED; BARINGS FUNDS TRUST; BARINGS GLOBAL SHORT DURATION HIGH YIELD FUND; BARINGS BDC, INC.; BARINGS CORPORATE INVESTORS AND BARINGS PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, “BARINGS”).
When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.
We may collect non-public personal information about you from:
•    Applications or other forms, interviews, or by other means;
•    Consumer or other reporting agencies, government agencies, employers or others;
•    Your transactions with us, our affiliates, or others; and
•    Our Internet website.
We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.
Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.
We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.
This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.
Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.
April 2019

Members of the Board of
Trustees
Clifford M. Noreen
Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

David M. Mihalick

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Christina Emery
President

Christopher D. Hanscom
Chief Financial Officer
Treasurer

Ashlee Steinnerd
Chief Legal Officer

Robert Spengler, Jr.
Chief Compliance Officer

Andrea Nitzan
Principal Accounting Officer

Alexandra Pacini
Secretary

Sean Feeley
Vice President

Joseph Evanchick
Vice President

Matthew Curtis
Tax Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
Barings Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to SS&C GIDS, the Transfer Agent.
Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.
Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.
When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.
The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.
As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)
Any questions regarding the Plan should be addressed to SS&C GIDS, Transfer Agent for Barings Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Corporate Investors

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